UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                   ----------

                     TEMPLETON EMERGING MARKETS INCOME FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                         --------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 AUGUST 31, 2008

                                  ANNUAL REPORT

                                     INCOME

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

                                    (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Templeton Emerging Markets Income Fund ....................................    4
Performance Summary .......................................................   10
Important Notice to Shareholders ..........................................   11
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   30
Tax Designation ...........................................................   31
Annual Meeting of Shareholders ............................................   32
Dividend Reinvestment and Cash Purchase Plan ..............................   33
Board Members and Officers ................................................   36
Shareholder Information ...................................................   41

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton Emerging Markets Income Fund covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms along side broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Emerging Markets Income Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Templeton Emerging Markets
Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 8/31/08

                                  (PIE CHART)

Americas ..............   40.8%
Asia ..................   25.8%
Europe ................   16.5%
Middle East & Africa ..   10.6%
Supranational** .......    4.5%
Other Net Assets ......    1.8%

* The Geographic Breakdown is a snapshot of the Fund on 8/31/08 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

**   The Fund's supranational investment is denominated in the Mexican peso.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's annual report for the period ended August 31, 2008.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                4 | Annual Report

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Emerging Markets Income Fund posted cumulative total returns of +15.84% based on market price and +7.18% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which posted a +6.80% cumulative total return in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 10.

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, the global economy faced several economic shocks including a U.S. housing market correction that spread globally, a commodity price upsurge and a credit crunch. Given the diverse nature of these shocks, global bond and currency markets experienced considerable volatility over the 12-month period. With multiple headwinds to growth, the global economy began to slow, led by the U.S. and later followed by Europe and other industrialized countries. Global inflation rates rose sharply as food and energy prices soared but began to moderate toward period-end as commodity prices softened and global growth waned.

U.S. economic growth remained sluggish due to continued weakness in the housing market and lower confidence among households and businesses. Rising U.S. mortgage delinquencies triggered a period of significant risk reduction in the banking sector and financial markets. Deterioration in asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets, which prompted U.S. policy makers to provide liquidity measures to avert a system-wide meltdown. The U.S. Federal Reserve Board (Fed) also reduced interest rates a cumulative 325 basis points (bps) from 5.25% to 2.00% during the reporting period.

European economic growth slowed by second quarter 2008. However, the European Central Bank (ECB) increased interest rates 25 bps to 4.25% in July due to concerns that the significant commodity price-based inflation increase would influence households' expectations of future price developments and

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Country and regional bond market returns are based on subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               Annual Report | 5

CURRENCY BREAKDOWN
8/31/08

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  82.1%
U.S. Dollar               69.0%
Brazilian Real            13.5%
Peruvian Nuevo Sol         0.2%
Mexican Peso*             -0.6%

ASIA PACIFIC              12.9%
Indonesian Rupiah         11.2%
Kazakhstani Tenge          1.0%
Malaysian Ringgit          0.8%
South Korean Won*         -0.1%

MIDDLE EAST & AFRICA       2.6%
Egyptian Pound             2.6%

EUROPE                     2.4%
Polish Zloty               3.1%
Euro*                     -0.7%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

wage demands. Headwinds to growth continued to build, including pockets of housing market weakness, the effects of past interest rate tightening, the impact to European exporters of slowing global growth, and the euro's rapid strengthening throughout most of the reporting period.

Asia's economic growth also moderated, but not to the extent seen in the U.S. or Europe. China's second quarter gross domestic product (GDP) registered 10.1% year-over-year growth, although that was below 2007's 12.0% average quarterly rate.(2) Outside of China, economic growth was more modest. In second quarter 2008, Indonesia's economy grew 6.4%, Malaysia's 6.3%, South Korea's 4.8% and Japan's 0.7%.(3) Asia also experienced rising inflation as food and energy prices surged. With oil reaching a peak price level of $145 per barrel, some Asian governments reduced the amount of their energy subsidies. However, Asian interest rates generally did not tighten as significantly as in Europe or Latin America.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk.

MANAGER'S DISCUSSION

Despite a challenging economic environment and market volatility, we continued to find attractive opportunities in emerging sovereign bond markets denominated in U.S. dollars and emerging bond markets denominated in local currencies. Emerging market credit fundamentals significantly improved in the recent phase of global economic expansion as reflected in sovereign credit spreads. During the period under review, we held a diversified basket of sovereign credits. The JPM EMBIG, composed of U.S. dollar-denominated emerging market sovereign debt, had a +6.80% total return during the period.(1) Sovereign interest rate spreads, a valuation measure, rose from 235 bps over U.S. Treasuries to 323 bps as emerging market credit yields rose and U.S. Treasury yields fell due to Fed rate cuts.(1) For example, the U.S. 10-year Treasury yield fell 71 bps to 3.83% by period-end.

(2.) Source: National Bureau of Statistics (China).

(3.) Sources: EcoWin, Bank of Korea and Economic & Social Research Institute
     (Japan).


                                6 | Annual Report

In some countries, we preferred exposure to the local currency market over the sovereign credit. While financial market contagion and rising commodity prices impacted emerging market local debt markets throughout the Fund's fiscal year, local debt markets displayed a measure of resilience. The JPM Global Bond Index-Emerging Markets (GBI-EM) posted total returns of +4.94% in local currency terms and +16.27% U.S. dollar terms.(4) The Fund's local bond positioning during the year under review reflected our analysis that given trade and financial linkages, global economic growth could slow due to weak U.S. demand and continued financial and credit market stresses. Although global inflation rates generally rose during the reporting period, we increased our exposure to bond markets where we identified certain characteristics. These included countries with inflation resulting from a supply shock from commodity prices rather than driven by domestic demand, central banks that demonstrated credibility and, in our view, prospects for weaker economic growth. We believed market volatility could present attractive buying opportunities because these markets' central banks would be well-positioned to reduce interest rates if the supply shock fades.

LATIN AMERICA

The Fund benefited from its overweighted exposure to Peruvian sovereign credit, which returned +8.91% during the Fund's fiscal year.(1) In Mexico and Brazil, we preferred exposure to local markets as opposed to sovereign debt markets. Relative to the JPM EMBIG, we benefited from our lack of sovereign debt exposure to Mexico, which returned +5.64%.(1) Mexico's local bond market generated positive returns but also underperformed the JPM EMBIG, returning +4.91% in local currency terms.(1) Our underweighted Brazilian exposure detracted from relative performance as the country's sovereign bond market returned +8.74%.(1) Our decision to underweight Brazilian sovereign debt in favor of its local bond market benefited Fund performance relative to the JPM EMBIG. The Brazilian local bond market's positive return in local currency, combined with the 20.05% appreciation of the Brazilian real against the U.S. dollar, led the Brazilian local bond market to return +29.28% in unhedged U.S. dollar terms according to the JPM GBI-EM.(4, 5) However, our Argentinean exposure detracted from relative performance during the 12-month period. As a commodity exporter, Argentina's trade balance benefited from rising commodity prices and the nation posted a current account surplus of 1% of GDP.(6) Although the government's fiscal position remained

(4.) Source: (C) 2008 Morningstar. The JPM GBI-EM tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Country and regional bond market returns are based on subindexes of the JPM GBI-EM.

(5.) Source: Exshare (via Compustat via Factset).

(6.) Source: Central Bank of Argentina.


                               Annual Report | 7

TOP 10 COUNTRIES
8/31/08

                % OF TOTAL
                NET ASSETS
                ----------
Brazil             13.5%
Indonesia          11.2%
Argentina           7.7%
Ukraine             6.6%
Mexico              5.6%
Iraq                4.9%
Peru                4.8%
Supranational       4.5%
Philippines         4.1%
Kazakhstan          3.7%

bolstered by strong economic growth and commodity revenues, investor concern over future refinancing risk weighed on bond performance.

EUROPE-MIDDLE EAST-AFRICA

The Fund's overweighted position in Iraq aided performance relative to the JPM EMBIG, as that country posted a +39.38% total return during the Fund's fiscal year.(1) Iraqi sovereign bonds benefited from rising oil production and exports as well as growing optimism that there would be sufficient political reconciliation to pass key legislation necessary for oil sector investment. Our Ukrainian sovereign debt exposure, however, detracted from relative performance as rising inflation and geopolitical risks surrounding the Russian conflict with Georgia late in the reporting period weighed on investor sentiment in the region. Ukrainian sovereign debt had a -2.61% total return over the period.(1) Among local bond markets in eastern Europe, the Fund held exposure to Poland, which generated a +28.80% total return in unhedged U.S. dollar terms as measured by the JPM GBI-EM, driven largely by the 24.10% appreciation of the zloty against the U.S. dollar over the period.(4, 5) Strong domestic growth conditions and higher commodity prices prompted the central bank to hike interest rates 125 bps over the period to 6.00%. Additionally, the strong growth environment and contained fiscal spending helped maintain fiscal performance.

ASIA

One of our larger sovereign debt positions was in the Philippines, which performed well during the period. However, our underweighted allocation compared with the JPM EMBIG detracted from relative performance. The Philippines returned +9.39% during the Fund's fiscal year due to fiscal management improvements.(1) For example, the nation's fiscal deficit decreased from 5.3% of GDP in 2002 to 0.1% in 2007, which helped lower the government's debt and generally improve the country's debt dynamics.(7) Among local bond markets, we favored exposure to Indonesia. The Bank of Indonesia hiked interest rates 75 bps as domestic growth conditions remained relatively strong while higher global commodity prices and relaxed energy subsidies led to higher inflation. Although the Indonesian bond market generated a slightly positive return over the period, it lagged the JPM EMBIG's return.

(7.) Sources: Bureau of the Treasury and National Statistical Coordination Board
     (Philippines).


                                8 | Annual Report

The nation's bond market had a +0.05% return in local currency terms as measured by the HSBC Asian Local Bond Index (ALBI), and the Indonesian rupiah rose 2.62% against the U.S. dollar.(5, 8) We also held exposure to the South Korean local bond market given our expectation that lower global growth could negatively impact the country's economic growth. Lower growth and prudent central bank policy could help contain the country's inflation pressures. Although the South Korean local bond market lagged the JPM EMBIG, returning +3.86% in local currency over the period, we were protected from currency weakness through currency risk hedging.(1) As the South Korean current account registered a deficit, the won came under pressure and fell 13.84% against the U.S.
dollar.(5)

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(8.) Source: (C) 2008 Morningstar. The HSBC ALBI tracks total return performance of a bond portfolio, which consists oF local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Country bond market returns are from subindexes of the HSBC ALBI.


                                Annual Report | 9

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEI                                CHANGE   8/31/08   8/31/07
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$0.31    $14.45    $14.76
Market Price (NYSE)                        +$0.69    $14.21    $13.52
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $1.3395

PERFORMANCE

                                        1-YEAR   5-YEAR   10-YEAR
                                        ------   ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)             +7.18%  +68.53%  +279.62%
   Based on change in market price(3)   +15.84%  +70.02%  +359.89%
Average Annual Total Return(1)
   Based on change in NAV(2)             +7.18%  +11.00%   +14.27%
   Based on change in market price(3)   +15.84%  +11.19%   +16.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                               10 | Annual Report

Important Notice to Shareholders

FOREIGN CURRENCY TRANSACTIONS

For the purposes of hedging currency exchange rates, efficient portfolio management and/or purposes of total returns, the Fund may also, from time to time, enter into forward contracts including currency forwards, cross currency forwards (which may result in net short currency exposure), options on currencies or financial and index futures contracts, including interest rate swaps. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund or sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The successful use of these transactions will usually depend on the manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions.

The Board of Trustees of the Fund has approved the removal of the Fund's previous policy of limiting investments in derivative securities to 5% of the Fund's assets.

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                               Annual Report | 11

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------
                                                      2008       2007       2006       2005       2004
                                                    --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  14.76   $  14.63   $  13.75   $  13.23   $  12.53
                                                    --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) .....................       1.08       1.00       0.89       0.82       0.84
   Net realized and unrealized gains (losses) ...      (0.05)      0.25       0.90       0.70       0.86
                                                    --------   --------   --------   --------   --------
Total from investment operations ................       1.03       1.25       1.79       1.52       1.70
                                                    --------   --------   --------   --------   --------
Less distributions from net investment income ...      (1.34)     (1.12)     (0.91)     (1.00      (1.00)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year ....................   $  14.45   $  14.76   $  14.63   $  13.75   $  13.23
                                                    --------   --------   --------   --------   --------
Market value, end of year(b) ....................   $  14.21   $  13.52   $  13.49   $  13.32     $12.82
                                                    --------   --------   --------   --------   --------
Total return (based on market value per share) ..      15.84%      8.39%      8.71%     11.74%     11.48%
RATIOS TO AVERAGE NET ASSETS
Expenses(c) .....................................       1.19%      1.17%      1.22%      1.21%      1.24%
Net investment income ...........................       7.30%      6.63%      6.29%      5.97%      6.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $684,152   $698,702   $692,469   $650,806   $624,112
Portfolio turnover rate .........................      25.04%     36.26%     23.68%     53.16%     68.25%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                                                  PRINCIPAL AMOUNT(a)        VALUE
                                                                                ----------------------   ------------
       BONDS 93.7%
       ARGENTINA 7.7%
(b, c) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12 ...........       133,225,000          $ 52,958,927
                                                                                                         ------------
       BOSNIA & HERZEGOVINA 1.1%
   (b) Government of Bosnia & Herzegovina, FRN, 5.933%, 12/11/17 ............         6,650,731    EUR      7,805,298
                                                                                                         ------------
       BRAZIL 13.5%
       Nota do Tesouro Nacional,
          9.762%, 1/01/12 ...................................................            64,080(d) BRL     35,427,208
          9.762%, 1/01/14 ...................................................            20,000(d) BRL     10,656,373
          9.762%, 1/01/17 ...................................................            46,400(d) BRL     23,677,726
   (e)    Index Linked, 6.00%, 5/15/15 ......................................             5,600(d) BRL      5,497,256
   (e)    Index Linked, 6.00%, 5/15/45 ......................................            17,820(d) BRL     16,864,419
                                                                                                         ------------
                                                                                                           92,122,982
                                                                                                         ------------
       COLOMBIA 0.9%
       Government of Colombia, 11.75%, 2/25/20 ..............................         4,255,000             6,265,488
                                                                                                         ------------
       EGYPT 2.6%
   (f) Egypt Treasury Bills, 9/16/08 - 8/18/09 ..............................       100,825,000    EGP     17,791,302
                                                                                                         ------------
       EL SALVADOR 0.4%
   (g) Government of El Salvador, 144A, 7.65%, 6/15/35 ......................         2,650,000             2,742,750
                                                                                                         ------------
       FIJI 1.2%
       Republic of Fiji, 6.875%, 9/13/11 ....................................         8,400,000             8,063,244
                                                                                                         ------------
       GEORGIA 0.5%
       Government of Georgia, 7.50%, 4/15/13 ................................         3,700,000             3,317,790
                                                                                                         ------------
       GHANA 0.8%
   (h) Government of Ghana, Reg S, 8.50%, 10/04/17 ..........................         5,300,000             5,300,000
                                                                                                         ------------
       INDIA 1.5%
   (g) ICICI Bank Ltd.,
          144A, 6.625%, 10/03/12 ............................................         6,625,000             6,607,722
          sub. bond, 144A, 6.375%, 4/30/22 ..................................         4,100,000             3,446,665
                                                                                                         ------------
                                                                                                           10,054,387
                                                                                                         ------------
       INDONESIA 11.2%
       Government of Indonesia,
          14.25%, 6/15/13 ...................................................   169,282,000,000    IDR     20,038,909
          14.275%, 12/15/13 .................................................   166,215,000,000    IDR     19,772,621
          11.00%, 10/15/14 ..................................................   120,832,000,000    IDR     12,632,575
          10.75%, 5/15/16 ...................................................    26,870,000,000    IDR      2,734,914
          10.00%, 7/15/17 ...................................................    18,800,000,000    IDR      1,815,010
          9.00%, 9/15/18 ....................................................     5,450,000,000    IDR        485,725
          11.50%, 9/15/19 ...................................................    40,000,000,000    IDR      4,176,528
          11.00%, 11/15/20 ..................................................   132,050,000,000    IDR     13,277,152
          9.50%, 7/15/23 ....................................................     3,200,000,000    IDR        280,946
          10.00%, 2/15/28 ...................................................    12,210,000,000    IDR      1,092,899
                                                                                                         ------------
                                                                                                           76,307,279
                                                                                                         ------------


                               Annual Report | 13

Templeton Emerging Markets Income Fund

                                                                                  PRINCIPAL AMOUNT(a)        VALUE
                                                                                ----------------------   ------------
       BONDS (CONTINUED)
       IRAQ 4.9%
   (g) Government of Iraq, 144A, 5.80%, 1/15/28 .............................        45,775,000          $ 33,813,992
                                                                                                         ------------
       KAZAKHSTAN 3.7%
       HSBK (Europe) BV,
       (g) 144A, 7.25%, 5/03/17 .............................................         2,500,000             2,081,250
       (h) Reg S, 7.25%, 5/03/17 ............................................        13,000,000            10,888,280
   (g) Kazmunaigaz Finance SUB BV, 144A, 9.125%, 7/02/18. ...................        12,200,000            12,520,250
                                                                                                         ------------
                                                                                                           25,489,780
                                                                                                         ------------
       MALAYSIA 0.1%
       Government of Malaysia,
          3.461%, 7/31/13 ...................................................         1,000,000    MYR        286,520
          3.814%, 2/15/17 ...................................................           910,000    MYR        250,262
          4.24%, 2/07/18 ....................................................           375,000    MYR        106,238
                                                                                                         ------------
                                                                                                              643,020
                                                                                                         ------------
       MEXICO 5.6%
       Government of Mexico,
          8.00%, 12/17/15 ...................................................         1,775,000(i) MXN     16,857,754
          10.00%, 12/05/24 ..................................................         1,965,000(i) MXN     21,665,630
                                                                                                         ------------
                                                                                                           38,523,384
                                                                                                         ------------
       NETHERLANDS 2.1%
       Rabobank Nederland, senior note, 8.75%, 1/24/17. .....................       157,900,000    MXN     14,698,440
                                                                                                         ------------
       PAKISTAN 1.4%
   (g) Government of Pakistan, 144A, 6.875%, 6/01/17 ........................        15,000,000             9,375,000
                                                                                                         ------------
       PANAMA 1.0%
       Government of Panama, 6.70%, 1/26/36 .................................         6,639,000             6,785,058
                                                                                                         ------------
       PERU 4.8%
       Government of Peru,
          9.875%, 2/06/15 ...................................................         1,355,000             1,680,200
          7.35%, 7/21/25 ....................................................        10,520,000            11,795,550
          8.75%, 11/21/33 ...................................................        12,550,000            16,315,000
   (g) Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
          A-1, 144A, zero cpn., 5/31/18 .....................................         4,689,683             3,226,971
                                                                                                         ------------
                                                                                                           33,017,721
                                                                                                         ------------
       PHILIPPINES 4.1%
       Government of the Philippines,
          9.00%, 2/15/13 ....................................................        21,460,000            24,169,325
       (h) Reg S, 8.75%, 10/07/16 ...........................................         3,750,000             4,286,992
                                                                                                         ------------
                                                                                                           28,456,317
                                                                                                         ------------

                               14 | Annual Report

Templeton Emerging Markets Income Fund

                                                                                  PRINCIPAL AMOUNT(a)        VALUE
                                                                                ----------------------   ------------
       BONDS (CONTINUED)
       POLAND 3.1%
       Government of Poland,
          6.00%, 5/24/09 ....................................................        32,600,000    PLN   $ 14,284,508
          6.25%, 10/24/15 ...................................................        15,380,000    PLN      6,838,678
                                                                                                         ------------
                                                                                                           21,123,186
                                                                                                         ------------
       RUSSIA 3.6%
   (h) Alfa MTN Markets Ltd. for ABH Financial Ltd., Reg S, 8.20%, 6/25/12 ..         1,575,000             1,510,638
   (g) Gazprom, secured note, 144A, 7.51%, 7/31/13 ..........................         4,550,000             4,577,036
       LUKOIL International Finance BV,
   (g)    144A, 6.356%, 6/07/17  ............................................           890,000               798,775
   (g)    144A, 6.656%, 6/07/22  ............................................           180,000               153,450
   (h)    Reg S, 6.356%, 6/07/17 ............................................         2,300,000             2,070,000
   (h)    Reg S, 6.656%, 6/07/22 ............................................         3,970,000             3,397,149
       VTB Capital (VNESHTORGBK), 6.315% to 2/4/10, 7.815%
          thereafter, 2/04/15 ...............................................        12,000,000            11,821,200
                                                                                                         ------------
                                                                                                           24,328,248
                                                                                                         ------------
       SOUTH AFRICA 1.4%
(b, g) Edcon Holdings, 144A, FRN, 10.458%, 6/15/15 ..........................         1,200,000    EUR        977,022
(b, h) Edcon Proprietary Ltd., senior secured note, Reg S, FRN,
          8.208%, 6/15/14 ...................................................         2,100,000    EUR      2,110,279
       Government of South Africa,
          4.50%, 4/05/16 ....................................................         1,200,000    EUR      1,552,673
          5.875%, 5/30/22 ...................................................         5,000,000             4,709,000
                                                                                                         ------------
                                                                                                            9,348,974
                                                                                                         ------------
       SOUTH KOREA 2.0%
       Korea Treasury Bond,
          5.25%, 9/10/12 ....................................................     5,355,000,000    KRW      4,819,338
          5.50%, 9/10/17 ....................................................     5,305,000,000    KRW      4,725,426
          5.25%, 3/10/27 ....................................................     5,148,000,000    KRW      4,362,082
                                                                                                         ------------
                                                                                                           13,906,846
                                                                                                         ------------
   (j) SUPRANATIONAL 4.5%
       Inter-American Development Bank, senior note, 7.50%, 12/05/24 ........       355,000,000    MXN     30,446,816
                                                                                                         ------------
       UKRAINE 6.6%
   (g) City of Kiev, 144A, 8.625%, 7/15/11 ..................................        22,400,000            21,972,161
   (g) Government of the Ukraine, 144A,
          7.65%, 6/11/13 ....................................................        11,948,000            11,455,145
   (b)    FRN, 6.45%, 8/05/09 ...............................................        11,660,000            11,557,975
                                                                                                         ------------
                                                                                                           44,985,281
                                                                                                         ------------
       UNITED ARAB EMIRATES 0.9%
   (g) DP World Ltd., 144A, 6.85%, 7/02/37 ..................................         8,080,000             6,466,626
                                                                                                         ------------
       UNITED STATES 2.4%
       General Electric Capital Corp., senior note, A, 8.50%, 4/06/18 .......       185,000,000    MXN     16,538,478
                                                                                                         ------------
       VIETNAM 0.1%
   (b) Government of Vietnam, FRN, 3.625%, 3/12/16 ..........................           759,652               717,991
                                                                                                         ------------


                               Annual Report | 15

Templeton Emerging Markets Income Fund

                                                                                    NOTIONAL AMOUNT          VALUE
                                                                                ----------------------   ------------
       TOTAL BONDS (COST $632,390,835) ......................................                            $641,394,605
                                                                                                         ------------
       OPTIONS PURCHASED (COST $3,750) 0.0%(k)
       PUTS
       BRAZIL 0.0%(k)
   (l) Brazilian Real Put, strike price 2.05 BRL, expiration date 1/20/09 ...           100,000                   140
                                                                                                         ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $632,394,585) ...............................................                             641,394,745
                                                                                                         ------------

                                                                                  PRINCIPAL AMOUNT(a)
                                                                                ----------------------
       SHORT TERM INVESTMENTS 4.5%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $3,792,567) 0.5%
       COSTA RICA 0.5%
(g, m) Citigroup Funding Inc., cvt., 144A, zero cpn., 1/09/09 ...............         3,841,535             3,323,377
                                                                                                         ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $636,187,152) .......                             644,718,122
                                                                                                         ------------

                                                                                        SHARES
                                                                                ----------------------
       MONEY MARKET FUND (COST $27,344,870) 4.0%
       UNITED STATES 4.0%
   (n) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 2.15% ..................................................        27,344,870            27,344,870
                                                                                                         ------------
       TOTAL INVESTMENTS (COST $663,532,022) 98.2% ..........................                             672,062,992
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 0.1% .......                                 437,330
       OTHER ASSETS, LESS LIABILITIES 1.7% ..................................                              11,651,802
                                                                                                         ------------
       NET ASSETS 100.0% ....................................................                            $684,152,124
                                                                                                         ============

CURRENCY ABBREVIATIONS
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty

SELECTED PORTFOLIO ABBREVIATIONS
FRN - Floating Rate Note
MTN - Medium Term Note


                               16 | Annual Report

 Templeton Emerging Markets Income Fund

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d)  Principal amount is stated in 1,000 Brazilian Real Units.

(e)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(f)  The security is traded on a discount basis with no stated coupon rate.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the aggregate value of these securities was $135,096,167, representing 19.75% of net assets.

(h) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the aggregate value of these securities was $29,563,338, representing 4.32% of net assets.

(i)  Principal amount is stated in 100 Mexican Peso Units.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k)  Rounds to less than 0.1% of net assets.

(l)  Non-income producing for the twelve months ended August 31, 2008.

(m)  See Note 1(e) regarding credit linked notes.

(n) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $636,187,152
      Cost - Sweep Money Fund (Note 7) .................     27,344,870
                                                           ------------
      Total cost of investments ........................   $663,532,022
                                                           ============
      Value - Unaffiliated issuers .....................   $644,718,122
      Value - Sweep Money Fund (Note 7) ................     27,344,870
                                                           ------------
      Total value of investments .......................    672,062,992
   Cash on deposit with brokers for swap contracts .....        500,000
   Foreign currency, at value (cost $63,602) ...........         64,304
   Receivables - interest ..............................     13,069,633
   Unrealized appreciation on forward exchange contracts
      (Note 8) .........................................      4,023,320
   Unrealized appreciation on swap contracts (Note 9) ..        360,552
                                                           ------------
         Total assets ..................................    690,080,801
                                                           ------------
Liabilities:
   Payables - Affiliates ...............................        574,565
   Unrealized depreciation on forward exchange contracts
      (Note 8) .........................................      3,585,990
   Unrealized depreciation on swap contracts (Note 9) ..      1,300,404
   Accrued expenses and other liabilities ..............        467,718
                                                           ------------
         Total liabilities .............................      5,928,677
                                                           ------------
            Net assets, at value .......................   $684,152,124
                                                           ============
Net assets consist of:
   Paid-in capital .....................................   $661,118,506
   Undistributed net investment income .................     11,238,333
   Net unrealized appreciation (depreciation) ..........      8,011,622
   Accumulated net realized gain (loss) ................      3,783,663
                                                           ------------
            Net assets, at value .......................   $684,152,124
                                                           ============
Shares outstanding .....................................     47,338,848
                                                           ============
Net asset value per share ..............................   $      14.45
                                                           ============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends - Sweep Money Fund (Note 7) ...............   $    700,599
   Interest (net of foreign taxes of $1,066,445) .......     58,820,099
                                                           ------------
         Total investment income .......................     59,520,698
                                                           ------------
   Expenses:
   Management fees (Note 3a) ...........................      5,891,661
   Administrative fees (Note 3b) .......................      1,051,653
   Transfer agent fees .................................        833,577
   Custodian fees (Note 4) .............................        351,672
   Reports to shareholders .............................         89,023
   Registration and filing fees ........................         42,394
   Professional fees ...................................         53,118
   Trustees' fees and expenses .........................         62,258
   Other ...............................................         11,325
                                                           ------------
         Total expenses ................................      8,386,681
         Expense reductions (Note 4) ...................        (11,820)
                                                           ------------
            Net expenses ...............................      8,374,861
                                                           ------------
               Net investment income ...................     51,145,837
                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................     18,402,829
      Foreign currency transactions ....................     (5,477,084)
                                                           ------------
            Net realized gain (loss) ...................     12,925,745
                                                           ------------
   Net change in unrealized appreciation (depreciation)
      on:
      Investments ......................................    (15,774,786)
      Translation of other assets and liabilities
         denominated in foreign currencies .............        563,942
                                                           ------------
            Net change in unrealized appreciation
               (depreciation) ..........................    (15,210,844)
                                                           ------------
Net realized and unrealized gain (loss) ................     (2,285,099)
                                                           ------------
Net increase (decrease) in net assets resulting from
   operations ..........................................   $ 48,860,738
                                                           ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED AUGUST 31,
                                                           ---------------------------
                                                               2008           2007
                                                           ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................   $ 51,145,837   $ 47,305,045
      Net realized gain (loss) from investments and
         foreign currency transactions .................     12,925,745     45,624,392
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of assets and liabilities denominated in
         foreign currencies ............................    (15,210,844)   (33,832,893)
                                                           ------------   ------------
         Net increase (decrease) in net assets resulting
            from operations ............................     48,860,738     59,096,544
                                                           ------------   ------------
   Distributions to shareholders from net investment
      income ...........................................    (63,410,387)   (52,863,292)
                                                           ------------   ------------
         Net increase (decrease) in net assets .........    (14,549,649)     6,233,252
Net assets:
   Beginning of year ...................................    698,701,773    692,468,521
                                                           ------------   ------------
   End of year .........................................   $684,152,124   $698,701,773
                                                           ============   ============
Undistributed net investment income included in net
   assets:
   End of year .........................................   $ 11,238,333   $ 22,653,423
                                                           ============   ============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in


                               Annual Report | 21

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               22 | Annual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The net interest receivable or payable is recorded as unrealized appreciation or depreciation. Payments received or made are recorded as realized gain or loss on the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

E. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference assets, the movement in the value of the currency of the underlying reference assets relative to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                               Annual Report | 23

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               24 | Annual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2008, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2008, the Fund had repurchased a total of 610,500 shares. During the years ended August 31, 2008, and August 31, 2007, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.850%          Up to and including $1 billion
      0.830%          Over $1 billion, up to and including $5 billion
      0.810%          Over $5 billion, up to and including $10 billion
      0.790%          Over $10 billion, up to and including $15 billion
      0.770%          Over $15 billion, up to and including $20 billion
      0.750%          In excess of $20 billion


                               Annual Report | 25

Templeton Emerging Markets Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended August 31, 2008, the Fund utilized $8,363,136 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                               2008          2007
                           -----------   -----------
Distributions paid from:
   Ordinary income .....   $63,410,387   $52,863,292

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $667,132,874
                                                ------------
Unrealized appreciation .....................   $ 31,260,856
Unrealized depreciation .....................    (26,330,738)
                                                ------------
Net unrealized appreciation (depreciation) ..   $  4,930,118
                                                ============
Undistributed ordinary income ...............   $ 14,832,110
Undistributed long term capital gains .......      3,728,221
                                                ------------
Distributable earnings ......................   $ 18,560,331
                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, interest rate swaps, bond discounts and premiums, and inflation related adjustments of foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment companies, and bond discounts and premiums.


                               26 | Annual Report

Templeton Emerging Markets Income Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $165,625,123 and $164,366,278, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At August 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                             CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
                                            AMOUNT(a)         DATE      APPRECIATION   DEPRECIATION
                                         ---------------   ----------   ------------   ------------
CONTRACTS TO BUY
     2,249,893   Peruvian Nuevo Sol ..       832,369         5/15/09     $       --    $    (79,498)
     2,814,447   Peruvian Nuevo Sol ..     1,040,461         5/19/09             --         (98,886)
CONTRACTS TO SELL
    13,012,157   Mexican Peso ........     1,146,567         9/15/08             --        (115,383)
    39,897,968   Mexican Peso ........     3,548,221        10/01/08             --        (311,882)
    39,728,544   Mexican Peso ........     3,528,290        10/02/08             --        (314,822)
13,190,005,600   South Korean Won ....    14,594,412        11/13/08      2,495,340              --
 2,609,465,000   South Korean Won ....     2,894,260        11/17/08        500,767              --
    40,428,962   Mexican Peso ........     3,520,460         1/27/09             --        (323,909)
     8,200,000   Euro ................    12,547,640         3/27/09        645,019              --
   183,978,800   Mexican Peso ........    16,664,746         4/07/09             --        (651,635)
     3,099,468   U.S. Dollar .........   389,804,593 KZT     4/17/09        120,749              --
     3,446,350   U.S. Dollar .........   433,137,268 KZT     4/27/09        128,807              --
   167,925,352   Mexican Peso ........    15,279,832         5/07/09             --        (455,347)
    61,513,239   Mexican Peso ........     5,599,239         5/15/09             --        (157,940)
   457,957,173   Mexican Peso ........    41,806,834         5/20/09             --      (1,022,856)
    34,649,958   Mexican Peso ........     3,175,982         6/12/09             --         (53,832)
     1,681,570   Euro ................     8,324,767 MYR     6/16/09         32,929              --
     1,609,368   Euro ................     7,951,887 MYR     6/17/09         27,065              --
       180,829   Euro ................       264,878         8/18/09          3,933              --
    74,700,583   Mexican Peso ........     6,956,657         8/27/09         68,711              --
                                                                        -----------    ------------
Unrealized appreciation (depreciation) on forward exchange
   contracts .......................................................    $ 4,023,320    $ (3,585,990)
                                                                        -----------    ------------
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD
   EXCHANGE CONTRACTS ..............................................    $   437,330
                                                                        ===========

(a)  In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
KZT - Kazakhstani Tenge
MYR - Malaysian Ringgit


                               Annual Report | 27

Templeton Emerging Markets Income Fund

9. INTEREST RATE SWAPS

At August 31, 2008, the Fund had the following interest rate swap contracts outstanding:

COUNTER-         RECEIVE -             PAY -             NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
PARTY           FIXED RATE        FLOATING RATE               AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
--------        ----------   -------------------------   ------------------   ----------   ------------   ------------
JPMorgan           7.06%     Tasa Nominal Annual Rate     1,568,000,000 CLP     6/13/18      $     --      $  (159,305)
Merrill Lynch      7.05%     Tasa Nominal Annual Rate     4,700,000,000 CLP     6/13/18            --         (481,953)
Merrill Lynch      7.09%     Tasa Nominal Annual Rate     5,100,000,000 CLP     6/16/18            --         (510,995)
JPMorgan           7.15%     Tasa Nominal Annual Rate     1,600,000,000 CLP     6/18/18            --         (148,151)
JPMorgan           7.86%     Tasa Nominal Annual Rate       403,200,000 CLP     7/17/18         1,041               --
Merrill Lynch      9.03%     MXN Interbank Equilibrium
                                Interest Rate               241,000,000 MXN     8/17/18       247,397               --
Merrill Lynch      9.10%     MXN Interbank Equilibrium
                                Interest Rate                80,000,000 MXN     8/04/28       112,114               --
   Unrealized appreciation (depreciation) on interest rate swap contracts ..............     $360,552      $(1,300,404)
                                                                                             --------      -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS ......................    $  (939,852)
                                                                                                           ===========

(a)  In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
CLP - Chilean Peso
MXN - Mexican Peso

10. CREDIT RISK

The Fund has 46.42% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                               28 | Annual Report

Templeton Emerging Markets Income Fund

12. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 29

Templeton Emerging Markets Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               30 | Annual Report

Templeton Emerging Markets Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,728,221 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,119,248 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton Emerging Markets Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under
Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               Annual Report | 31

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2008 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 22, 2008. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, Edith E. Holiday and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

                                                     % OF                               % OF
                                                    SHARES                            SHARES
                                         % OF      PRESENT                  % OF      PRESENT
                                     OUTSTANDING     AND                OUTSTANDING     AND
                           FOR          SHARES      VOTING   WITHHELD     SHARES       VOTING
                        ----------   -----------   -------   --------   -----------   -------
TERM EXPIRING 2011
Harris J. Ashton ....   41,563,985      87.80%      98.22%    751,400     1.59%        1.78%
Edith E. Holiday ....   41,593,086      87.86%      98.29%    722,299     1.53%        1.71%
Constantine D.
   Tseretopoulos ....   41,621,630      87.92%      98.36%    693,755     1.47%        1.64%

TERM EXPIRING 2009
Ann Torre Bates ......  41,631,079      87.94%      98.38%    684,306     1.45%        1.62%

* Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                               32 | Annual Report

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify BNY Mellon Shareowner Services (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "BNY Mellon" and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009,
Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.


                               Annual Report | 33

Templeton Emerging Markets Income Fund

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358035, Pittsburgh, PA, 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                               34 | Annual Report

Templeton Emerging Markets Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. The service provides shareholder with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on NYSE Euronext under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "NYSE Euronext Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to BNY Mellon Shareowner Services' website at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                               Annual Report | 35

Templeton Emerging Markets Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------              -----------   -------------   -----------------------   -----------------------------------------
HARRIS J. ASHTON (1932)          Trustee       Since 1993                143             Bar-S Foods (meat packing
500 East Broward Blvd.                                                                   company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee       Since                      28             SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                         January 2008                              Allied Capital Corporation (financial
Suite 2100                                                                               services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee       Since 1999                 21             Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                   Nuinsco Resources Limited (mineral
Suite 2100                                                                               exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                           Bank & Trust Limited (financial servic-
                                                                                         es), C.A. Bancorp Inc. (financial serv-
                                                                                         ices), Victory Nickel Inc. (mineral
                                                                                         exploration), ABACO Markets Limited
                                                                                         (retail distributors) and Belize
                                                                                         Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)          Lead          Trustee since             143             Hess Corporation (exploration and
500 East Broward Blvd.           Independent   1996 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee       Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                 Trustee since                             products), RTI International Metals, Inc.
                                               2007                                      (manufacture and distribution of titani-
                                                                                         um), Canadian National Railway (rail-
                                                                                         road) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               36 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------              -----------   -------------   -----------------------   -----------------------------------------
DAVID W. NIEMIEC (1949)          Trustee       Since 2005                 21             Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                   and OSI Pharmaceuticals, Inc.
Suite 2100                                                                               (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee       Since 2003                143             Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas) and Sentient
Suite 2100                                                                               Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee       Since 2005                143             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee       Since 1999                 21             None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee       Since 2006                 35             El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                   (investments) and ARC Wireless
Suite 2100                                                                               Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                           and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.


                               Annual Report | 37

INTERESTED BOARD MEMBERS AND OFFICERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------              -----------   -------------   -----------------------   -----------------------------------------

**CHARLES B. JOHNSON (1933)      Trustee,      Trustee,                  143             None
One Franklin Parkway             Chairman of   Chairman of
San Mateo, CA 94403-1906         the Board     the Board
                                 and Vice      since 1995
                                 President     and Vice
                                               President
                                               since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee       Since 2007                 94             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief         Chief               Not Applicable        Not Applicable
One Franklin Parkway             Compliance    Compliance
San Mateo, CA 94403-1906         Officer and   Officer since
                                 Vice          2004 and Vice
                                 President -   President-
                                 AML           AML Compliance
                                 Compliance    since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief         Since               Not Applicable        Not Applicable
One Franklin Parkway             Financial     February 2008
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice          Since               Not Applicable        Not Applicable
500 East Broward Blvd.           President     February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               38 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------              -----------   -------------   -----------------------   -----------------------------------------
DAVID P. GOSS (1947)             Vice          Since 2000          Not Applicable        Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice          Since 1996          Not Applicable        Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice          Since 1994          Not Applicable        Not Applicable
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.

CHRISTOPHER J. MOLUMPHY (1962)   President     Since 2002          Not Applicable        Not Applicable
One Franklin Parkway             and Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary     Since 2004          Not Applicable        Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 39

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------              -----------   -------------   -----------------------   -----------------------------------------
GREGORY R. SEWARD (1956)         Treasurer     Since 2004          Not Applicable        Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Laudedale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice          Since 2005           Not Applicable       Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN VETTER (1951)              Senior Vice   Since               Not Applicable        Not Applicable
500 East Broward Blvd.           President     February 2008
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administra
                                 -tion

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               40 | Annual Report

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to


                               Annual Report | 41

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 29, 2008, as well as the previous 10 years ended that date in respect to a four-fund universe consisting of the Fund and all other closed-end non-leveraged emerging market debt funds as selected by Lipper. Such report considered the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be the second highest in such performance universe for the one-year period, and on an annualized basis to be the second highest for the previous three-year period, the second lowest for the previous five-year period and the lowest for the previous 10-year period. Such report showed the Fund's total return to be the second highest in such performance universe for the one-year period, and on an annualized basis to be the second highest for the previous three-year period and the second lowest for the previous five- and 10-year periods. The Board was satisfied with such investment performance noting the Fund's actual levels of income and total return as shown in the Lipper report, which were 9.65% and 10.60%, respectively, for the 10-year annualized period.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of five other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by the other five funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the


                               42 | Annual Report

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund in comparison with those of the other five funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed the Fund's contractual investment management fee rate and actual total expense rate in each case to be the lowest in its Lipper expense group. The Board was satisfied with the Fund's contractual investment management fee and expenses in comparison to those of the expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end


                               Annual Report | 43

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted the Fund had net assets of approximately $690 million at December 31, 2007, and that the Board had previously added a breakpoint to the Fund's investment advisory fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2008. Additionally, the Fund expects to file, on or about October 31, 2008, such certifications with its Form N-CSR for the year ended August 31, 2008.


                               44 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION

(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEI A2008 10/08


ITEM 2. CODE OF ETHICS.


(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

   (2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,805 for the fiscal year ended August 31, 2008 and $39,345 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $518 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,559 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 31, 2008, the portfolio managers of the Fund are as follows:

MICHAEL HASENSTAB PH.D, Senior Vice President OF FRANKLIN ADVISERS, INC.
Mr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME       NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
           OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
           REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
           INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
           COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
           MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                      (X $1                 (X $1                    MILLION)/1
                      MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Michael
Hasenstab    11       16,020.0      24       18,737.9       12         1,712.1
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

                                          Dollar Range of Fund
                                          Shares Beneficially
          Portfolio Manager                     Owned
         ----------------------------------------------------------------------
          Michael Hasenstab                  $1 - $10,000
         ----------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008